UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2013

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2013, Advanced Micro Devices, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). To allow additional time for stockholders to vote on Proposal No. 3, a proposed amendment and restatement of the Company’s 2004 Equity Incentive Plan described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, the Annual Meeting with respect to Proposal 3 was successively adjourned until June 14, 2013 (the “Adjourned Meeting”).

On June 14, 2013, at the Adjourned Meeting, the Annual Meeting was further adjourned until 1:00 p.m., Pacific Time, on Friday, July 12, 2013 at the Company’s offices at One AMD Place, Sunnyvale, California, in order to allow additional time for stockholders to vote on Proposal No. 3.

This Current Report on Form 8-K will be amended to report the final voting results on Proposal No. 3 once such final results are received by the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2013	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Roeder
	Name:	Faina Roeder
	Title:	Assistant Secretary

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